UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box: ☐ Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under §240.14a‑12

BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0-11.

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3240 South Central Avenue

Cicero, IL 60804

Telephone: 708-780-4800

Dear Fellow Stockholder:

You are cordially invited to attend Broadwind’s Annual Meeting of Stockholders to be held on April 27, 2017, beginning at 8:00 a.m. local time, at our corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804.

You are being asked to: (i) elect six (6) directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) cast a non-binding advisory vote to approve the compensation of our named executive officers  (“Say-on-Pay” vote), (iii) cast a non-binding advisory vote on the frequency of the Say-on-Pay vote, and (iv) ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2017.

Our Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers as described in the Proxy Statement, FOR the “Annually” option approving, on a non-binding advisory basis, the submittal of a Say-on-Pay vote to our stockholders on an annual basis, and FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2017.

We are again delivering our Proxy Statement and Annual Report under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about March 14, 2017, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. The Notice and the Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

We appreciate and encourage stockholder participation in Broadwind’s affairs. Whether or not you plan to attend the Annual Meeting of Stockholders, it is important that your shares be represented. You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

Thank you for your cooperation.

Very truly yours,

Stephanie K. Kushner President and Chief Executive Officer

Cicero, Illinois

March 14, 2017

BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 27, 2017

Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation, that the Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 8:00 a.m. local time on Thursday, April 27, 2017, at our corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, to consider and act upon the following matters:

1.	To elect the six (6) director nominees named in the attached Proxy Statement to serve on our Board of Directors for a term of one (1) year or until their successors are duly elected and qualified.

2.	To cast a non-binding advisory vote to approve the compensation of our named executive officers (“Say-on-Pay” vote).

3.	To cast a non-binding advisory vote on the frequency of the Say-on-Pay vote.

4.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2017.

5.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 28, 2017 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. We are again using the “Notice and Access” (Notice of Internet Availability) method of providing proxy materials to our stockholders via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 14, 2017, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and vote electronically on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials.

We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

David P. Reiland
Chairman of the Board of Directors

Cicero, Illinois

March 14, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2017:

The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.bwen.com.

BROADWIND ENERGY, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2017

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Broadwind Energy, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m. local time on Thursday, April 27, 2017, at our corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, for the purposes set forth on the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive office is 3240 South Central Avenue, Cicero, IL 60804.  We expect that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about March 14, 2017.

You may vote your shares by telephone or over the Internet. If you receive a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in the Notice of Internet Availability of Proxy Materials or proxy card. Telephone and Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on April 26, 2017. If your shares are held in “street name,” you must instruct the record holder of your shares in order to vote.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”),  we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the proxy materials, reduces the costs of the Annual Meeting and helps conserve natural resources. On or about March 14, 2017, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”), on the Internet and how to access a proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to attend and vote at the Annual Meeting?

Stockholders of record at the close of business on February 28, 2017 (the “Record Date”) are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, 14,981,751 shares of our common stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The common stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any of our capital stock are entitled to cumulative voting rights. Proxies received but marked “withhold” or “abstain” and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A “broker non-vote” occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Please note that your bank or broker cannot vote on your behalf on “non-routine” proposals without your instructions. The ratification of the appointment of our independent registered public accounting firm is a “routine” proposal. The election of directors, the non-binding advisory proposal on the compensation of our named executive officers (“Say-on-Pay” vote), and the non-binding advisory proposal on the frequency of the Say-on-Pay vote are each “non-routine” proposals.

How do I vote by proxy?

Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone—Stockholders located in the United States (the “U.S.”) can vote by telephone by calling +1‑800-690-6903 and following the instructions on the Notice or proxy card;

•	By Internet—You can vote on the Internet at www.proxyvote.com by following the instructions on the Notice or proxy card; or

•

By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

If you vote by telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on the Notice or proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by the Board, as follows:

1.	FOR the election of all six (6) nominees for director;

2.	FOR the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers (“NEOs”) as described in this Proxy Statement;

3.	FOR the “Annually” option approving, on a non-binding advisory basis, the submittal of a Say-on-Pay vote to our stockholders on an annual basis; and

4.FOR the ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2017.

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on April 26, 2017.

If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a bank, broker or other nominee, you can also vote by telephone or on the Internet. The instructions to vote by telephone or on the Internet will be provided on the voting form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

If your shares are held by your broker in “street name,” you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

How do I vote the shares I hold through the Company’s 401(k) plan?

If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of the Record Date by instructing the plan’s trustee how to vote your shares pursuant to the instruction form being mailed to plan participants with the Notice or this Proxy Statement. Voting instructions must be received by the plan trustee by 12:00 p.m., Central Daylight Time, on April 26, 2017. If you do not provide clear voting instructions, or if you return voting instructions by mail and submit an unsigned voting form, the trustee will vote the shares in your account in accordance with the Board’s recommendations.

May I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of four ways:

1.	Send a written notice to our Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;

2.	If you sent a proxy card by mail, complete a new proxy card bearing a later date and properly submit it so that it is received prior to the Annual Meeting;

3.

Log onto the Internet website specified on the Notice or proxy card in the same manner you would to submit your proxy electronically or call the toll-free number specified on the Notice or proxy card prior to the Annual Meeting, in each case if you are eligible to do so and following the instructions on the Notice or proxy card; or

4.

Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy). If a stockholder holds shares in “street name” by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

1.

For the election of directors.  An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the election of each director nominee (meaning that the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee), with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that nominee’s election, provided, however, that in a contested election of directors, directors shall be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee).

2.

For the non-binding advisory vote to approve the compensation of our named executive officers (“Say-on-Pay” vote).  An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will constitute stockholder non-binding approval with respect to the compensation paid to our NEOs. Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

3.

For the non-binding advisory vote on the frequency of the Say-on-Pay vote.  The option of annually, every two years or every three years that receives the highest number of votes cast by the holders of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will constitute stockholder non-binding approval with respect to the frequency of submission to our stockholders of the Say-on-Pay vote. Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

4.

For the ratification of the appointment of RSM as our independent registered public accounting firm for 2017.  An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of RSM as our independent registered public accounting firm for 2017. Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

5.Other Matters.  At present, we know of no other matters to be presented for stockholder action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

Are the votes on the Say-on-Pay proposal and the frequency of the Say-on-Pay vote binding on the Board?

Because the votes on the Say-on-Pay proposal and the frequency of the Say-on-Pay vote are advisory, they will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the votes when considering future executive compensation arrangements as it deems appropriate.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

How can I obtain additional information about the Company?

A copy of our Annual Report, without exhibits, is available as specified in the Notice or accompanies this Proxy Statement if you received it by mail. No portion of our Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our Annual Report, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our common stock on the Record Date, and should be directed to our Corporate Secretary at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. You may also access the exhibits described in our Annual Report through our website at www.bwen.com or though the SEC’s website at www.sec.gov.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements, and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC’s customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the “named executive officers” or “NEOs;”

•	Each of our directors (including nominees); and

•	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our common stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and
	Percentage of Shares
	Beneficially Owned (1)
Name and Address of Beneficial Owner or Identity of Group	Shares	Percentage
5% Beneficial Owners
AWM Investment Company, Inc. (2)	1,500,009	10.0%
Jeffrey L. Gendell (3)	1,019,821	6.8%
Grace & White, Inc. (4)	827,954	5.5%
Executive Officers and Directors
David W. Fell	26,265	*
Terence P. Fox (5)	454,266	3.0%
Erik W. Jensen	11,177	*
Stephanie K. Kushner (6)	283,983	1.9%
Persio V. Lisboa (7)	0	*
David P. Reiland (8)	45,748	*
Thomas A. Wagner (9)	33,804	*
Cary B. Wood (10)	0	*
All current executive officers and directors as a group (12 persons)	904,392	6.0%

*      Less than 1%.

(1)   Based on 14,981,751 shares of our common stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)Based solely on information contained in a Schedule 13G/A filed on February 10, 2017 by AWM Investment Company, Inc., a Delaware corporation (“AWM”). AWM is the investment adviser to Special Situations Cayman Fund, L.P., a Cayman Islands limited partnership (“Cayman”), Special Situations Fund III QP, L.P., a Delaware limited partnership (“QP”), Special Situations Technology Fund, L.P., a Delaware limited partnership (“Tech”), and Special Situations Technology Fund II, L.P., a Delaware limited partnership (“Tech 2”). As investment adviser, AWM holds sole voting and investment power over and is deemed to beneficially own 1,500,009 shares held by Cayman, QP, Tech and Tech 2. AWM is located at 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)Based solely on information contained in a Schedule 13D/A filed on May 9, 2016 by Mr. Jeffrey L. Gendell, individually, as managing member of Tontine Capital Management, L.L.C., a Delaware limited liability company (“TCM”), as managing member of Tontine Asset Associates, L.L.C., a Delaware limited liability company (“TAA”), and Tontine Management, L.L.C., a Delaware limited liability company (“TM”), the general partner of Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership (“TCP 2”), and as managing member of Tontine Associates, L.L.C., a Delaware limited liability company (“TA”). Mr. Gendell, located at 1 Sound Shore Drive, Greenwich, CT 06830, is the managing member of (i) TCM and TM, (ii) TAA, the general partner of TCP 2, and (iii) TA. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCM, TM, TAA, TCP 2 and TA, with aggregate beneficial ownership of 1,019,821 shares.

(4) Based solely on information contained in a Schedule 13 G/A filed on February 7, 2017 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 187,617 shares and sole dispositive power with respect to 827,954 shares.

(5)Includes (i) 200,000 shares owned by Terence P. Fox and Paula L. Fox Irrevocable Trust 2005, and (ii) 10,736 restricted stock units (“RSUs”) scheduled to vest on April 26, 2017.

(6)Includes 56,862 vested but unexercised options to purchase our common stock.

(7)Does not include 10,000 RSUs scheduled to vest on May 18, 2017.

(8)Includes (i) 2,500 vested but unexercised options to purchase our common stock, and (ii) 10,736 RSUs scheduled to vest on April 26, 2017.

(9)Includes 10,736 RSUs scheduled to vest on April 26, 2017.

(10)Does not include 10,000 RSUs scheduled to vest on May 18, 2017.

DIRECTORS AND DIRECTOR COMPENSATION

The names and ages of all of our directors and the positions held by each are as follows:

Name	Age	Position
David P. Reiland (1) (3)	63	Director, Chairman of the Board
Terence P. Fox (2) (3)	61	Director
Stephanie K. Kushner	61	Director; President, CEO and CFO
Persio V. Lisboa (1) (2)	49	Director
Thomas A. Wagner (2) (3)	65	Director
Cary B. Wood (1) (2)	50	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance/Nominating Committee.

David P. Reiland has served as a member of the Board since April 16, 2008, and has been Chairman of the Board since May 17, 2010. He is Chairman of the Audit Committee and is designated as a financial expert, and is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc. (“Magnetek”) from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. He also served on the Board of Directors of Magnetek from October 2006 to September 2015. Magnetek develops, manufactures and markets power and motion control systems and was a public company until its acquisition by Columbus McKinnon Corporation in September 2015. The Governance/Nominating Committee concluded that Mr. Reiland should serve as a director as of the date of this Proxy Statement on the basis of his extensive leadership experience and financial expertise. Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California.

Terence P. Fox has served as a member of the Board since February 2006. He is Chairman of the Governance/Nominating Committee and is also a member of the Compensation Committee. Mr. Fox, along with three other individuals, founded Tower Tech Systems Inc., the company around which we were built through a series of acquisitions completed in 2007 and 2008. He has been a partner in the law firm of Kummer, Lambert, Fox & Glandt, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987, where one of his primary areas of practice is business and commercial law. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the boards of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area. The Governance/Nominating Committee concluded that Mr. Fox should serve as a director as of the date of this Proxy Statement on the basis of his leadership and business experience, his legal expertise, and his extensive knowledge of our history and our growth and development over time.

Stephanie K. Kushner has served as a member of the Board since February 23, 2016, and has served as our President and Chief Executive Officer since May 16, 2016, and as our Chief Financial Officer and Treasurer since August 15, 2009. She served as our interim President and Chief Executive Officer from November 30, 2015 to May 16, 2016. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation from 2002 to 2008. She held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. From May 2011 to November 2014, Ms. Kushner served on the Board of Directors of Columbus McKinnon Corporation, a global manufacturer of material handling equipment. From February 2004 to May 2010, she served on the Board of Directors of

Wabash National Corporation, a manufacturer of commercial fleet and consumer/retail transportation equipment. Ms. Kushner holds a bachelor’s degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School. The Governance/Nominating Committee concluded that Ms. Kushner should serve as a director as of the date of this Proxy Statement on the basis of her knowledge of our operations in her role as our President, Chief Executive Officer and Chief Financial Officer, as well as her more than 30 years of global industrial business leadership and more than 10 years of experience on the boards of multiple public companies.

Persio V. Lisboa has served as a member of the Board since May 18, 2016. He is a member of the Audit Committee and the Compensation Committee. Mr. Lisboa has served as Executive Vice President and Chief Operating Officer of Navistar International Corporation  (with its affiliates, “Navistar”), a leading manufacturer of commercial trucks, buses, defense vehicles and engines, since March 2017. Prior to holding this position, he held various positions with Navistar, including President, Operations from November 2014 to March 2017, Senior Vice President, Chief Procurement Officer from December 2012 to November 2014, Vice President, Purchasing and Logistics and Chief Procurement Officer from October 2011 to November 2012, and Vice President, Purchasing and Logistics from August 2008 to October 2011, as well as other management positions within Navistar’s North American and South American operations. Earlier in his career, Mr. Lisboa held positions at Maxion International Motores Brasil, International Engines Argentina S.A., and MWM-International South America. Mr. Lisboa received a Bachelor of Science degree in Business Administration with a Marketing Specialization from Pontificia Universidade Catolica (PUC) de Sao Paulo. The Governance/Nominating Committee concluded that Mr. Lisboa should serve as a director as of the date of this Proxy Statement on the basis of his extensive operational, supply chain and logistics experience.

Thomas A. Wagner has served as a member of the Board since March 25, 2011. He is a member of the Compensation Committee and the Governance/Nominating Committee. From July 2012 until his retirement in October 2015, Mr. Wagner was the Chief Product Officer at Ogin, Inc., a wind turbine design and supply company. He is currently supporting various consulting assignments and working on products with potential to consume environmental carbon dioxide. From January 2011 to May 2012, Mr. Wagner was the Engineering Head at Nordic Windpower USA, a wind turbine manufacturer to the community and distributed utility wind power segments. From January 2006 through December 2010, he served as Chief Technology Officer of Gas Turbine Efficiency plc, an early stage company focused on turbine efficiency, where he led the design and validation of technology to enhance the operation of aviation, industrial and power generation turbines around the world. Mr. Wagner has worked in the diversified energy industry for more than 30 years, including positions as Vice President, Technology and Production for Hess Microgen, an affiliate of Amerada Hess Corporation, and various engineering leadership positions at General Electric Company (“GE”). From 2002 through 2005, he served as General Manager - Technology Leadership for Wind Energy for GE Wind, where, among other things, he participated in the development of the reliability programs and product improvement plans for GE’s 1.5 MW wind turbine. Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree in mechanics from Rensselaer Polytechnic Institute. The Governance/Nominating Committee concluded that Mr. Wagner should serve as a director as of the date of this Proxy Statement on the basis of his demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products that we provide and the industries in which we operate.

Cary B. Wood has served as a member of the Board since May 18, 2016. He is Chairman of the Compensation Committee and is also a member of the Audit Committee. Mr. Wood has served on the Board of Directors of Vishay Precision Group, Inc. (NYSE: VPG), an internationally-recognized designer, manufacturer and marketer of resistive foil technology, sensors and sensor-based systems to niche industrial applications, since March 2016, and has served on the Board of Directors of M&G Duravent, Inc., a privately-held venting systems firm, since January 2017. He served as Chief Executive Officer and director of Sparton Corporation (NYSE: SPA) from November 2008 to February 2016, and as its President from April 2009 to February 2016. From August 2004 to November 2008, Mr. Wood served in several roles, including interim Chief Executive Officer and Chief Operating Officer, for Citation Corporation (now known as Grede Holdings, LLC), a private company manufacturing cast, machined and assembled components for the transportation and industrial markets. He began his career with General Motors Corporation, followed by a move to United Technologies Corporation, where he served in a variety of general management, operations and engineering roles. Mr. Wood received a Bachelor of Science degree in Technology from Purdue University in 1989, a Master of Science degree in Industrial Operations in the School of Management from Lawrence Technological University in 1995, and a Master of Business Administration degree in Finance from Loyola University-Chicago in 2014. The

Governance/Nominating Committee concluded that Mr. Wood should serve as a director as of the date of this Proxy Statement on the basis of his broad experience in executive management, operations, corporate turnarounds and corporate growth strategies.

None of our directors are a party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).

2016 Director Compensation

In light of our financial performance in 2015, the Compensation Committee and the Board determined that it would be prudent to reduce the overall amount of compensation paid to non-employee directors for service on the Board and its committees. On January 22, 2016, upon the recommendation of the Compensation Committee, the Board voted to amend and restate the Broadwind Energy, Inc. Board Compensation Program (the “Board Compensation Program”), effective as of January 1, 2016, to provide that each eligible non-employee director shall receive an annual equity grant of RSUs with a grant value of $35,000 and a cash fee of $10,000 per calendar quarter.

Pursuant to the Board Compensation Program, (i) on April 26, 2016, each of Messrs. Fox, Reiland and Wagner was granted an RSU award representing the right to receive 10,736 shares of our common stock upon vesting, and (ii) on May 18, 2016 (upon their appointment to the Board), each of Messrs. Lisboa and Wood was granted an RSU award representing the right to receive 10,000 shares of our common stock upon vesting. The RSU awards vest one year after the date of grant.

All non-employee directors are subject to our stock ownership guidelines adopted in March 2011, which provide that each non-employee director shall own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned by the director in the immediately preceding calendar year. Please see the discussion below under the heading “Stock Ownership Guidelines” for more information.

Each non-employee director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”). The value of each participant’s account is deemed invested in shares of our common stock and is generally payable upon the director’s departure from the Board. During 2016, Mr. Reiland elected to defer one-third of his Board fees pursuant to the Deferred Compensation Plan.

2016 Director Compensation Table

The following table sets forth 2016 compensation information for our non-employee directors. Ms. Kushner, our President, Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”), received no additional compensation for her services as a director. The compensation received by Ms. Kushner as our employee is listed in the 2016 Summary Compensation Table set forth in this Proxy Statement.

	Fees Earned or	Stock	All Other
Name	Paid in Cash (1)	Awards (2)	Compensation	Total
Charles H. Beynon (3)	$23,334	$—	$3,027	$26,361
Former Director
Terence P. Fox	$40,000	$35,000	$—	$75,000
Director
Persio V. Lisboa (4)	$24,835	$35,000	$—	$59,835
Director
David P. Reiland	$40,000	$35,000	$—	$75,000
Director; Chairman of the Board
Thomas A. Wagner(5)	$40,000	$35,000	$5,700	$80,700
Director
Cary B. Wood(4)	$24,835	$35,000	$—	$59,835
Director

(1)	Represents fees earned for service in 2016, regardless of when paid.

(2)Stock Awards represents the aggregate grant date fair value of RSUs awarded during 2016, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC Topic 718”), under the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “2015 EIP”), and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report. As of December 31, 2016, each of Messrs. Fox, Reiland and Wagner had outstanding 10,736 RSUs scheduled to vest on April 26, 2017, and each of Messrs. Lisboa and Wood had outstanding 10,000 RSUs scheduled to vest on May 18, 2017. Additionally, as of December 31, 2016, Mr. Reiland had 2,500 vested but unexercised stock options.

(3)

Mr. Beynon retired from the Board effective July 27, 2016. The amount shown for Mr. Beynon in the “All Other Compensation” column represents the amount paid out to Mr. Beynon upon his retirement pursuant to the Deferred Compensation Plan described above. On April 26, 2016, Mr. Beynon was granted an RSU award representing the right to receive 10,736 shares of our common stock upon vesting one year from the grant date; however, because he retired prior to the vesting date, the award was forfeited.

(4)	Messrs. Lisboa and Wood were appointed to the Board effective May 18, 2016.

(5)

The amount shown for Mr. Wagner in the “All Other Compensation” column represents compensation paid to Mr. Wagner for consulting services performed in 2016 related to evaluation of the production processes at our tower plants.

CORPORATE GOVERNANCE

Independence

The Board has determined that currently and at all times during the year ended December 31, 2016, a majority of its members are and have been “independent” as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”). Ms. Kushner is not independent since she also serves as an executive officer of the Company. The Board considers in its evaluation of independence information provided by the directors and any nominees in questionnaires and other certifications concerning their relationship to us and any existing related party transactions, which are discussed below in this Proxy Statement in the section entitled “Certain Transactions and Business Relationships.”

Code of Ethics and Business Conduct

We have a written Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge, to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to any of our directors or executive officers that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Board Leadership Structure

The Board is led by an independent Chairman, Mr. Reiland. The Board believes that separating the roles of CEO and Chairman of the Board is the most appropriate structure for us at this time. Having an independent Chairman of the Board is a means to ensure that the CEO is accountable for managing us in the best interests of our stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent Chairman of the Board can serve to avoid conflicts of interest, promote oversight of risk and manage the relationship between the Board and the CEO.

Risk Oversight

The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for reviewing financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board at a regularly scheduled meeting. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain of our employees are charged with responsibility for specific risk areas, including operational risks, liquidity risks, legal risks and compliance risks. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board or any of its individual members. Any such communication should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-employee directors, and our Corporate Secretary will forward the communication to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Energy, Inc. Attn: Corporate Secretary 3240 South Central Avenue Cicero, IL 60804

Director Attendance at Annual Meetings

Directors’ attendance at our Annual Meetings can provide our stockholders with an opportunity to communicate with directors about issues affecting us. Our Principles of Corporate Governance encourage our directors to attend the Annual Meetings. All of our then-current directors attended our 2016 Annual Meeting.

Committee and Board of Directors Meetings

During 2016, the Board met fourteen (14) times, including in-person and telephonic meetings. The directors also communicated informally to discuss our affairs and, when appropriate, took formal action by unanimous written consent of all directors, in accordance with our Certificate of Incorporation and Bylaws and Delaware law. Executive sessions of the independent directors are scheduled at least twice per year in conjunction with regularly scheduled Board meetings.

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.  In 2016, each director attended 100% of the meetings of the Board and of committees of which he or she was a member.

Current Committee Membership

The following table sets forth the current membership of each of the Board’s committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
David P. Reiland (Chairman)	Cary B. Wood (Chairman)	Terence P. Fox (Chairman)
Persio V. Lisboa	Terence P. Fox	David P. Reiland
Cary B. Wood	Persio V. Lisboa	Thomas A. Wagner
Thomas A. Wagner

Audit Committee

The Board maintains an Audit Committee comprised of three independent directors, including one financial expert (as defined below). The current members of the Audit Committee are Messrs. Reiland (Chairman), Lisboa and Wood. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the NASDAQ requirements and the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act.

Audit Committee Scope of Authority and Charter

The primary function of the Audit Committee is assisting the Board with oversight responsibilities, including with respect to the following: (a) the financial reports and other material financial information we provide to any governmental body or the public; (b) the relationship with our independent accountants (including appointment and compensation) who report directly to the Audit Committee; (c) pre-approval of all audit services and non-audit services to be performed by our independent accountants; (d) our systems of internal and external reporting processes and internal controls regarding finance, accounting, legal compliance and ethics; (e) oversight with respect to related party transactions and complaints received by us regarding accounting, internal accounting controls and auditing; (f) preparation of an annual Audit Committee Report to be presented to the Board; and (g) our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Audit Committee met five (5) times in 2016.

Audit Committee Financial Expert

The Board has determined that Mr. Reiland is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The designation of Mr. Reiland as an audit committee financial expert does not impose on Mr. Reiland any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Mr. Reiland as a member of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company’s accounting, auditing and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended (Communications with Audit Committees); and

(3)

received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

Members of the Audit Committee:
David P. Reiland (Chairman)
Persio V. Lisboa
Cary B. Wood

Compensation Committee

Responsibility for evaluating our compensation policies, oversight of management’s performance and recommendations regarding compensation of senior management has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are Messrs. Wood (Chairman), Fox, Lisboa and Wagner. Messrs. Wood, Fox, Lisboa and Wagner each satisfy, in the judgment of the Board, the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

Compensation Committee Scope of Authority and Charter

Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following: (a) periodically review with management our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective; (b) annually consider  strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible; (c) review individual and Company performance goals and objectives of our CEO and other senior management, evaluate such officers’ performance in light of these goals, and determine and approve appropriate compensation levels and equity grants; (d) oversight with respect to compensation policies and plans, including incentive plans, equity plans, benefits and perquisites of senior management; (e) general oversight and risk assessment with respect to human resources policies, strategies and programs and employee benefit plans; (f) recommend compensation plans for members of the Board; and (g) assess potential conflicts of interest raised by the work of compensation consultants that are involved in determining or recommending executive or director compensation. The Compensation Committee’s charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Compensation Committee met six (6) times in 2016.

The Board and the Compensation Committee make compensation decisions regarding our executive officers. In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of our CEO and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to our CEO and any other officer of the Company or our subsidiaries so designated by our CEO. Other than giving such recommendations, however, our CEO and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee may, at our expense, retain legal counsel (which may be, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such consultants’ and advisors’ fees and other retention terms and to terminate its relationship with any such consultant or advisor. The Compensation Committee will assess the independence of any such legal counsel, consultants or advisors to the extent required by applicable SEC and NASDAQ rules. For additional information regarding these services, please see the discussion entitled “Role of Compensation Consultant” included in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual Compensation Committee members.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are Messrs. Fox (Chairman), Reiland and Wagner. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Governance/Nominating Committee met four (4) times in 2016.

The Governance/Nominating Committee reviews director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. In order to recommend a nominee for director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

Our Bylaws require that a notice of a recommendation must include:

•	with respect to the stockholder giving the notice:

•the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,

•the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or such beneficial owner,

•whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any shares of our stock (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting),

•a description of all arrangements or understandings between such stockholder or beneficial owner and each proposed director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

•a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person(s) named in its notice, and

•any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

•	with respect to the director nominee:

•the name, age, business address and residence address of such director nominee,

•the principal occupation or employment of such director nominee,

•the class or series and number of shares of our capital stock which are owned beneficially or of record by such director nominee,

•whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such director nominee with respect to any shares of our stock (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting), and

•any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed director nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in our Bylaws.

The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, directors, third party search firms engaged by us, and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

•

independence standards, the presence of any material interests that could cause a conflict between our interests and the interests of the director nominee, and the director nominee’s ability to exercise his or her best business judgment in the interest of all our stockholders;

•	the director nominee’s willingness to adhere to our Code of Ethics;

•

the director nominee’s ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

•	the appropriate size and the diversity of the Board;

•

the knowledge, skills and experience of the director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	the director nominee’s familiarity with domestic and international business matters;

•	legal and regulatory requirements that are applicable to us;

•	the director nominee’s experience with accounting rules and practices;

•	the director nominee’s ability to enhance the relationship of our business to the changing needs of society; and

•	the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

In February 2015, the Board amended our Principles of Corporate Governance to establish a mandatory retirement age of 72 years old for directors, provided that the Board may choose to make an exception to this policy when it determines that doing so would be in the best interests of us and our stockholders.

The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. The Broadwind Energy, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals is available on our website, www.bwen.com.

EXECUTIVE OFFICERS

The names and ages of our current executive officers and the positions held by each are as follows:

Name	Age	Position
Stephanie K. Kushner	61	President and Chief Executive Officer; Chief Financial Officer and Treasurer
Eric B. Blashford	52	President, Broadwind Towers, Inc.
Jason L. Bonfigt	39	Vice President and Corporate Controller
David W. Fell	54	Vice President, General Counsel and Secretary
Erik W. Jensen	49	Vice President and Chief Human Capital Officer
Joseph V. Reisinger	38	Vice President, Business Development
Daniel E. Schueller	54	President, Brad Foote Gear Works, Inc.

Stephanie K. Kushner has served as a member of the Board since February 23, 2016, and has served as our President and Chief Executive Officer since May 16, 2016, and as our Chief Financial Officer and Treasurer since August 15, 2009. She served as our Interim President and Chief Executive Officer from November 30, 2015 to May 16, 2016. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation (“Federal Signal”) from 2002 to 2008. She held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. From May 2011 to November 2014, Ms. Kushner served on the Board of Directors of Columbus McKinnon Corporation, a global manufacturer of material handling equipment. From February 2004 to May 2010, she served on the Board of Directors of Wabash National Corporation, a manufacturer of commercial fleet and consumer/retail transportation equipment. Ms. Kushner holds a bachelor’s degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School.

Eric B. Blashford has served as President of our wholly-owned subsidiary Broadwind Towers, Inc. since October 2014. From January 2012 to October 2014, he served as President of a group of companies owned by The Heico Companies, LLC (“Heico”), including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., serving the truck equipment, electrical fittings and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various operations and accounting roles. Mr. Blashford holds a Bachelor of Science in Business Administration degree in Accounting from the University of Akron and a Master of Business Administration degree from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio.

Jason L. Bonfigt has served as our Vice President, Corporate Controller and Principal Accounting Officer since August 1, 2016. Mr. Bonfigt was previously Vice President - Finance of our wholly-owned subsidiary Brad Foote Gear Works, Inc. (“BFGW”), beginning in April 2014, and before that served as our Director, Treasury beginning in March 2011. Mr. Bonfigt joined us in August 2008, and during his tenure has held various financial and operational roles, focusing on financial reporting and control and financial planning and analysis. He began his career working in business planning functions at Schneider National, a provider of truckload, intermodal and logistics services. Mr. Bonfigt earned his Bachelor of Science degree in Accounting and Finance from the University of Wisconsin - Green Bay, and holds a Master of Business Administration degree in Finance and Economics from the Kellogg School of Business - Northwestern University.

David W. Fell has served as our Vice President since April 2014, as our General Counsel since May 2013 and as our Secretary since January 2013. He was previously our Associate General Counsel and Assistant Secretary, beginning in January 2009. Prior to joining us, Mr. Fell was Vice President and General Counsel of Apex Companies, LLC (“Apex”), a privately-held provider of environmental, health, safety and engineering services, starting in June 2007. For more than 12 years prior to joining Apex, he was employed by Equity LifeStyle Properties, Inc. (“ELS”), a publicly-traded real estate investment trust. During his tenure at ELS, Mr. Fell held the positions of Vice President, Associate General Counsel and Assistant Secretary. Prior to joining ELS, he was an attorney with the Chicago-based law firm of Winston & Strawn LLP, where he practiced transactional law. Mr. Fell earned his Bachelor of Arts degree in English and Psychology from the University of Wisconsin-Madison, and holds a Juris Doctor degree from Harvard Law School.

Erik W. Jensen has served as our Vice President and Chief Human Capital Officer since July 2014.  Prior to joining us, he was Vice President of Human Resources of Pettibone, LLC (“Pettibone”), part of a privately-held group of manufacturing companies, starting in August 2011. For more than three years prior to joining Pettibone, Mr. Jensen was employed by ThyssenKrupp Crankshaft Company, a publicly-traded German company, where he held the position of Director of Human Resources. He began his career in the chemical industry with Stepan Company, a publicly-traded company, where during his 14 year career he transitioned from operations to human resources. Mr. Jensen earned his Bachelor of Science degree in Industrial Technology, with a concentration in Manufacturing Engineering from Eastern Illinois University, and holds a Master of Business Administration degree from Olivet Nazarene University.

Joseph V. Reisinger has served as our Vice President of Business Development since July 2016, as our Vice President of Product Management from December 2012 to July 2016, and as our Director of Environment, Health & Safety from June 2011 to December 2012. Prior to joining us, he was employed by GE for more than ten years. During his tenure at GE, Mr. Reisinger held various roles with the company’s nuclear, gas and steam power generation businesses as well as GE’s capital finance business. Mr. Reisinger earned his Bachelor of Science degree from the Massachusetts Maritime Academy.

Daniel E. Schueller has served as President of BFGW since May 2016.  He also served as President of BFGW from April 2010 to March 2013. In the interim period, Mr. Schueller was Vice President of Bronto Skylift (a subsidiary of Federal Signal) in Tampere, Finland, a manufacturer of truck mounted aerial equipment for fire protection and industrial applications. Prior to that assignment, he was Vice President/General Manager Parts and Service and Vice President/General Manager of Vactor Manufacturing, part of the Environmental Solutions Group of Federal Signal, from March 2003 to April 2010. Mr. Schueller previously held manufacturing positions at Tecumseh Engines and at Case New Holland. Mr. Schueller earned a Bachelor of Science Degree in Mechanical Engineering Technology from the Milwaukee School of Engineering, and a Master of Business Administration degree from St. Ambrose University. He currently serves on the Board of Directors of HCC Inc., a supplier of combine components to the agricultural industry, and was previously on the Advisory Board of the Illinois Manufacturing Excellence Center.

SEC Settlement Involving Chief Financial Officer

On February 11, 2015, a settlement was approved in connection with the SEC investigation previously disclosed in our SEC reports. The investigation related to certain accounting practices in 2009 - 2010 related to revenue recognition, cost accounting and intangible and fixed asset valuations concerning BFGW. In connection with the settlement, Ms. Kushner agreed to pay disgorgement and prejudgment interest of $23,109 and a penalty of $50,000 related solely to the intangible valuation issue. We subsequently reimbursed her for the disgorgement and prejudgment interest payment. For additional information regarding the investigation, please see Item 3 “Legal Proceedings” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC.

COMPENSATION DISCUSSION AND ANALYSIS

Business Summary

We are a precision manufacturer of structures, equipment and components for clean tech and other specialized applications. We provide technologically advanced high value products to energy, mining and infrastructure sector customers, primarily in the U.S. Our most significant presence is within the U.S. wind energy industry, although we have diversified into other industrial markets in order to improve our capacity utilization and reduce our exposure to uncertainty related to favorable governmental policies currently supporting the U.S. wind energy industry. Within the U.S. wind energy industry, we provide products primarily to wind turbine manufacturers. Outside of the wind energy market, we provide precision gearing and specialty weldments to a broad range of industrial customers for oil and gas, mining, steel and other industrial applications.

On February 1, 2017, we acquired Red Wolf Company, LLC, a privately-held fabricator, kitter and assembler of industrial systems primarily supporting the global gas turbine market. The acquisition enables us to expand our market reach, competencies, capabilities and customer relationships, as well as diversify our product portfolio and geography. It also aligns with our new three-year growth strategy approved by our Board in late 2016 to expand and diversify our business through organic growth and strategic bolt-on acquisitions.

For a more detailed discussion of our business, please see Item 1, “Business”, of our Annual Report.

2016 Business Highlights

Following are highlights of our 2016 fiscal year:

•	Orders totaled $275 million, nearly triple our 2015 orders of $94 million.
•	Gross profit margin rose to 10%, more than double 2015.
•	Income from continuing operations was $1.3 million ($.09 per share), compared to a loss from continuing operations of $12.2 million ($.83 per share) for 2015.
•	Cost reductions exceeded our plan, with a $9.2 million reduction in manufacturing overhead and operating expenses in 2016.
•	Our liquidity remained strong, with $21.9 million of cash and short-term investments and no amounts outstanding on our $20 million line of credit as of December 31, 2016.

2016 Named Executive Officers (NEOs)

The names and positions of our NEOs for 2016 are set forth below:

Name	Position
Stephanie K. Kushner	President and Chief Executive Officer; Chief Financial Officer and Treasurer
David W. Fell	Vice President, General Counsel and Secretary
Erik W. Jensen	Vice President and Chief Human Capital Officer

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of our executive officers with the interests of our stockholders, and rewarding executive officers for achieving Company and individual objectives as established by the Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short- and long-term success. This Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this Proxy Statement.

How We Make Compensation Decisions

Pay for Performance Alignment

Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders through the use of performance based incentives. The Compensation Committee designed the 2016 executive compensation program so that variable pay elements (performance based bonuses and long-term incentives) constituted a significant portion of the target compensation opportunity for each executive officer.

Corporate Governance Framework

The Compensation Committee engages in an ongoing review of our executive compensation program to evaluate whether it supports our compensation policy and ultimately serves the interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

•

Stock Ownership Guidelines:  We require our executive officers and directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of directors). The stock ownership guidelines are described in more detail below in the section entitled “Stock Ownership Guidelines.”

•	No Excise Tax Gross-up Payments on Change in Control Benefits: Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

•

Limited Perquisites and Other Benefits:  We do not provide our executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation or other benefits. We do not offer a service-based defined benefit pension plan to our employees.

•	Benchmarking Process: The Compensation Committee reviews the external marketplace and our peer group in order to factor in current competitive and best practices when making compensation decisions.

•	Use of Independent Compensation Consultant: During 2016, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant.

Role of Compensation Consultant

Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. Beginning in 2011, the Compensation Committee engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters, including with respect to benchmarking, compensation trends and retention practices. In 2016, FW Cook performed the following services for the Compensation Committee:

•	Provided the Compensation Committee with updates on current trends, regulatory developments and best practices in executive compensation;

•	Conducted a pay risk assessment; and

•

Advised the Compensation Committee regarding various compensation design and reporting matters (with respect to both executive compensation and Board compensation), and attended three (3) Compensation Committee meetings held during the year.

FW Cook does not provide any other services to us or management directly. Accordingly, its work on behalf of the Compensation Committee has not presented any conflict of interest.

Role of Senior Management in Compensation Decisions

The Board and the Compensation Committee make compensation decisions regarding our executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board’s and the Compensation Committee’s activities in the following specific respects:

•

Our CEO reports to the Compensation Committee with respect to her evaluation of the performance of our other executive officers. Our CEO makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. Our CEO is not present when the Compensation Committee deliberates and approves changes to her compensation.

•

Our CEO develops and recommends for consideration by the Compensation Committee performance objectives and targets for our incentive compensation programs. Final determinations of performance objectives and targets are made by the Compensation Committee.

Consideration of Prior Year Say-on-Pay Vote

In the Compensation Committee’s 2016 compensation setting process, the Compensation Committee considered the approval by approximately 88.9% of the votes cast on the “say-on-pay” proposal at our 2015 Annual Meeting and determined that our executive compensation philosophy, objectives and elements continue to be appropriate. Accordingly, the Compensation Committee did not make any changes to our 2016 executive compensation program in response to the 2015 “say-on-pay” vote.

Use of Peer Group

Since 2008, the Compensation Committee has used a customized peer group for benchmarking purposes. The peer group has been revised and/or updated periodically, following recommendations from the Compensation Committee’s independent compensation consultant. The Compensation Committee most recently considered the appropriate peer group in October 2015. Following this review, the Compensation Committee approved the custom peer group set forth below to be used for 2016 executive compensation benchmarking purposes:

Ampco-Pittsburgh Corporation	Global Power Equipment Group, Inc	Power Solutions International, Inc.
Capstone Turbine Corporation	Graham Corporation	PowerSecure International, Inc.
Dynamic Materials Corporation	Hardinge Inc.	Preformed Line Products Company
(n/k/a DMC Global)	Hurco Companies, Inc.	SL Industries, Inc.
The Eastern Company	Kadant Inc.	Thermon Group Holdings, Inc.
Enphase Energy, Inc.	Key Technology, Inc.	Twin Disc, Incorporated
FuelCell Energy, Inc.	MFRI Inc.

Elements of Compensation

Overview

The Compensation Committee has implemented a formalized compensation structure for our executive officers that includes base salary, an annual incentive opportunity and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each executive officer’s target compensation should include a significant performance-based component. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, after setting each separate component of compensation, the Compensation Committee reviews the total compensation package of each executive officer relative to market and performance.

Components

Base Salary

We pay our executive officers fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace, to attract and retain quality executive officers. The Compensation Committee reviews base salaries for all executive officers on an annual basis. In determining the base salary for each executive officer, the Compensation Committee assesses the responsibilities associated with the executive officer’s position, individual contributions and performance, skill set, prior experience, and external pressures to attract and retain talent. Although the median of peer group market data is used as a benchmark to set base salaries for our executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

Annual Incentive Opportunity

We provide our executive officers with short-term incentive compensation through our annual cash bonus program, the Short-Term Incentive Program (the “STIP”). The STIP is designed to reward our executive officers for achieving pre-established performance goals. The Compensation Committee administers the STIP, including setting annual incentive goals based upon both corporate financial and individual performance and determining the annual threshold, target and maximum payout levels for each executive officer. Under the STIP, each executive officer has an annual target bonus opportunity that is a fixed percentage of base salary and takes into account peer group market data and the unique skills and contributions of each individual. All payments under the STIP are subject to the discretion of the Compensation Committee.

Long-Term Incentives

We provide our executive officers with long-term incentive compensation through our Long-Term Incentive Program (the “LTIP”). The LTIP is designed as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and encourage long-term planning by the senior leadership team. The LTIP is intended to deliver market competitive long-term incentive opportunities that encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee administers the LTIP, including setting long-term incentive goals based upon corporate performance and determining the threshold, target and maximum payout levels for each plan year. Under the LTIP, each executive officer has a target bonus opportunity that is based on peer group market data and the unique skills and contributions of each individual. LTIP equity awards are made pursuant to the 2015 EIP.

Mix of 2017 Compensation Components for CEO

The chart below shows the targeted compensation components for our CEO for 2017:

2016 Actions

Base Salary

In connection with her promotion to President and CEO, effective May 20, 2016, Ms. Kushner’s annual base salary was increased from $350,700 to $418,000. Mr. Jensen’s annual base salary was increased from $205,000 to $215,250 effective August 1, 2016, pursuant to the Compensation Committee’s annual review of executive officers’ base salaries. Mr. Fell’s base salary was not adjusted in 2016. The following table sets forth 2016 base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	New Base Salary
Stephanie K. Kushner	$ 350,700	5/20/2016	$ 418,000
David W. Fell	$ 221,593	-	$ 221,593
Erik W. Jensen	$ 205,000	8/1/2016	$ 215,250

Annual Incentive Opportunity

2015 STIP Payout.  The 2015 STIP used operating income (“OI”) as the financial measure for short-term incentive compensation purposes. Under the terms of the 2015 STIP, 70% of the potential bonus payout was based on the financial measure and 30% was based on achievement of individual objectives. Our 2015 OI results ($11,908,000 operating loss) fell short of the threshold payout level ($5,934,000 operating loss), and therefore no payments were made with respect to the 70% financial measure. Although various individual objectives were achieved, no payments were made with respect to the individual performance components because the terms of the 2015 STIP provided that such payments would only be funded to the extent of positive EBITDA (earnings before interest, taxes, depreciation, amortization, share-based payments and restructuring costs) and we did not achieve positive EBITDA in 2015. Therefore, the Compensation Committee determined in February 2016 that no payments would be made pursuant to the 2015 STIP to our executive officers.

2016 STIP Structure. In January 2016, the Compensation Committee modified the STIP structure from the previous year to provide that 80% of the potential bonus payout would be based on financial performance and 20% would be based on achievement of individual objectives, as more fully described below.

• Financial Measure. For the 2016 STIP, the Compensation Committee again established OI as the financial measure for short-term incentive compensation purposes. The OI target established for purposes of the 2016 STIP was set consistent with the level projected in our annual operating plan approved by the Board. Ranges above and below the target were established for purposes of setting threshold and maximum payout levels, respectively. For financial performance at or below the threshold level, no awards pursuant to the 2016 STIP would be earned; for financial performance above the threshold level but below the maximum level, 2016 STIP awards would be paid at levels ranging between 0% and 150% of the target; and for financial performance at or above the maximum level, 2016 STIP awards were capped at 150% of the target. Additionally, similar to the 2015 STIP, the terms of the 2016 STIP provided that payouts of the individual performance components would only be funded to the extent of positive EBITDA.

• Individual Objectives (NEOs). The 20% individual performance targets under the 2016 STIP were established individually for each NEO, and reflected key priorities for each individual. Possible achievement ratings ranged from 0% to 150% of target. In the case of Ms. Kushner, individual performance goals encompassed a range of strategic, safety, operational execution, cost reduction, commercial and process improvement objectives. For Mr. Fell, individual performance goals included developing a strategy for our real estate assets, supporting our acquisition and financing activities, and reducing our overall legal costs. For Mr. Jensen, individual performance goals included safety performance improvement, accelerating recruitment for key positions, improving employee retention and increased focus on operational human resources issues.

Long-Term Incentives

2016 Payout under 2013 LTIP Performance-Based Cash Awards.

• For each of 2013 through 2016, the annual LTIP utilized a weighting of two three-year incentive vehicles: time-based RSUs and a performance-based cash grant. In each case, the RSUs vest over three years in equal tranches on the anniversary of the grant date. The use of a performance–based cash grant was introduced in 2013 to reinforce our long-term pay-for-performance philosophy in light of limited availability of shares under our Equity Incentive Plans. The targeted total value of RSUs and performance-based cash was selected in order to deliver market competitive long-term incentive opportunities that were targeted at the median of the peer group, and to encourage the behaviors and long-term perspective necessary for creating stockholder value. For each LTIP participant, a targeted total grant value was determined as a percentage of base salary, based in part on peer group market data and the unique skills and contributions of each individual executive officer. The annual long-term incentive grant (i.e., value of RSUs plus targeted performance-based cash award) was then calculated to deliver the targeted grant value evenly divided between RSUs and performance-based cash. For each year’s LTIP, the performance-based cash award payout potential ranged from 0% to 150% of target based on the achievement of certain corporate financial measures over the two-year performance period, subject to time-based vesting requirements through the end of a third year.

• Under the 2013 LTIP, the performance-based cash award payout was based on the achievement of total adjusted EBITDA over the two-year performance period ended December 31, 2014. The Compensation Committee utilized total adjusted EBITDA as the performance metric in order to drive the generation of positive cash flow from operations.

As shown in the table below, the performance targets for the 2013 LTIP, payable in 2016, were:

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
Total Adjusted EBITDA (2013-14)	$12,710,000	$ 25,000,000	$ 30,625,000

Our total adjusted EBITDA for the two-year performance period was $19,223,000, which resulted in a 53% payout of the performance-based cash incentive for the two-year performance period, subject to an additional one-year vesting requirement such that the award was paid if the executive officer was still employed by us on December 31, 2015. The following table summarizes the awards paid or issued to our NEOs in 2016 pursuant to the 2013 LTIP awards:

Executive Officer	Cash Award Payout in 2016 under 2013 LTIP	RSUs Vesting in 2016 under 2013 LTIP (3)
Stephanie K. Kushner (1)	$ 171,586	20,411
David W. Fell	$ 10,172	2,044
Erik W. Jensen (2)	$ -	-

(1)

At its January 2016 meeting, the Compensation Committee determined in its discretion that the cash award payout to Ms. Kushner should be increased in recognition of her additional duties as Interim President and CEO while we conducted a search for a new President and CEO.

(2)	Mr. Jensen joined us in July 2014 and thus did not participate in the 2013 LTIP.

(3)	The number of RSUs vesting represents one-third of the aggregate number of RSUs granted to the NEO under the 2013 LTIP.

Note:  As EBITDA is a non-GAAP (U.S. generally accepted accounting principles) measure, following is a reconciliation of total adjusted EBITDA over this two-year performance period to the most directly comparable GAAP measure:

	For the Year Ended December 31,
	2014	2013	2 Yr Total

Operating loss from continuing operations	$ (5,934)	$ (13,210)	$ (19,144)
Depreciation and amortization	12,183	13,962	26,145
Restructuring	1,514	6,075	7,589
Other income	226	1,000	1,226
Share-based compensation and other stock payments	888	2,519	3,407
Total Adjusted EBITDA	$ 8,877	$ 10,346	$ 19,223

2016 LTIP Structure. The 2016 LTIP structure was unchanged from prior years. Under the 2016 LTIP, the performance-based cash award payout ranges from 0% to 150% of target based on the total OI achieved over the two-year performance period ending December 31, 2017, subject to an additional one-year vesting requirement such that the executive officer must remain employed by us on December 31, 2018 in order to receive the award. The Compensation Committee utilized total OI as the performance metric in order to drive improved profitability. The table below shows, for each NEO, the targeted LTIP value as a percentage of base salary, the target performance-based cash amount, and the time-based RSU grants which vest over three years in equal tranches as part of the 2016 LTIP awards to our NEOs:

Executive Officer	Targeted 2016 LTIP Value (% of Base Salary)	Grant Date	Target Performance-Based Cash (1)	Time-Based RSUs Granted (1)
Stephanie K. Kushner	75%	2/22/2016	$ 140,280	75,419
David W. Fell	30%	2/22/2016	$ 33,239	17,870
Erik W. Jensen	30%	2/22/2016	$ 30,750	16,532

(1)	Each component represents 50% of total targeted 2016 LTIP value.

2017 Actions

Base Salary

Pursuant to the Compensation Committee’s annual review of our executive officers’ base salaries, on February 21, 2017, Mr. Jensen’s annual base salary was increased from $215,250 to $221,708. Neither Ms. Kushner nor Mr. Fell received a base salary adjustment. The following table sets forth 2017 year-to-date base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	New Base Salary
Stephanie K. Kushner	$ 418,000	-	$ 418,000
David W. Fell	$ 221,593	-	$ 221,593
Erik W. Jensen	$ 215,250	2/21/2017	$ 221,708

Annual Incentive Opportunity

2016 STIP Payout.  The following table shows the threshold, target and maximum 2016 OI levels established for purposes of determining 2016 STIP award payouts for all executive officers:

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
2016 Operating Income	$0	$ 59,000	$ 3,579,000

For 2016, we reported OI of $1,909,000, an improvement of $13,817,000 from our 2015 operating loss of ($11,908,000), resulting in an award for the 80% financial performance component of the 2016 STIP equal to 126% of target. Additionally, based on the Compensation Committee’s assessment of each NEO’s performance against the NEO’s individual goals, the Compensation Committee awarded Ms. Kushner a payout of 111%, Mr. Fell a payout of 43%, and Mr. Jensen a payout of 115% against their respective individual performance targets, resulting in total 2016 STIP payouts to the NEOs as follows:

Executive Officer	2016 STIP Payout
Stephanie K. Kushner	$ 514,140
David W. Fell	$ 72,727
Erik W. Jensen	$ 77,674

2017 STIP Structure. At its February 2017 meeting, the Compensation Committee did not change the structure of the STIP for 2017, with 80% of the potential bonus payout based on OI targets and 20% based on achievement of individual objectives.

Long-Term Incentives

2017 Payout under 2014 LTIP Performance-Based Cash Awards. Under the 2014 LTIP, the performance-based cash award payout ranged from 0% to 150% of target based on the total OI achieved over the two-year performance period ending December 31, 2015, subject to an additional one-year vesting requirement such that the executive officer must remain employed by us on December 31, 2016 in order to receive the award. The Compensation Committee utilized total OI as the performance metric in order to drive improved profitability.

As shown in the table below, the performance targets under the 2014 LTIP, payable in 2017, were:

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
Total Operating Income (2014-15)	$7,247,000	$ 13,045,000	$ 18,119,000

Actual OI for the two-year period totaled ($17,842,000) operating loss, below the threshold. Accordingly, no performance-based LTIP award payout was made to the participating executive officers in 2017.

2017 LTIP Structure. For 2017, the Compensation Committee modified the LTIP structure by (i) adopting a performance index (as described below, the “PI”) formula as the metric for calculating performance-based LTIP payouts, (ii) shifting to a higher level of performance-based versus time-based awards, (iii) providing that the award will be paid completely in our common stock (rather than 50% in common stock and 50% in cash, as in prior years), (iv) extending the performance period from two years to three years, and (v) providing that potential achievement ratings may range from 0% to 200% of target (rather than 0% to 150%, as in prior years). The 2017 LTIP awards were allocated in the following manner: 45% time-based RSUs which vest in three equal annual tranches on the anniversary of the grant date; and 55% performance-based RSUs tied to successful growth in the PI over a three-year performance period, beginning at the start of the fiscal year during which the RSUs are granted.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:Is set annually by the Board to approximate market EBITDA multiples for peers

Average Net Debt:  Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

Performance goals were set based on achieving targeted annual growth in PI from the initial base year (2016).  Payout of the performance-based bonus will be linked to achievement of cumulative total PI relative to the targeted PI for the three-year performance period. The Compensation Committee believes that this new LTIP structure will motivate management behaviors that further drive stockholder value.

The following table summarizes the awards granted to the NEOs under the 2017 LTIP, as approved by the Compensation Committee at its February 2017 meeting:

Executive Officer	Targeted 2017 LTIP Value (% of Base Salary)	2017 LTIP Time-Based RSUs Granted (1)	2017 LTIP Performance-Based RSUs Awarded (at Target) (2)
Stephanie K. Kushner	110%	41,382	50,578
David W. Fell	15%	2,992	3,656
Erik W. Jensen	35%	6,780	8,287

(1)	Represents 45% of total 2017 LTIP value.

(2)	Represents 55% of total 2017 LTIP value.

Severance and Change in Control Provisions

Our employment agreement with Ms. Kushner and our severance and non-competition agreements with our other executive officers contain severance and change in control provisions. These are more fully described below under the heading “Potential Payments Upon Termination of Employment or Change in Control.” The severance provisions are intended to protect the executive officers from the loss of reasonably expected compensation and benefits (i) if we terminate the executive officer’s employment without cause or (ii) in the case of Ms. Kushner, if she terminates her employment for good reason. We provide severance benefits to recruit and retain executive officers, and we believe this benefit enhances our ability to attract and retain executive officers during challenging economic circumstances and a competitive job market for executive talent. We believe the change in control provisions are aligned with the interests of our stockholders, enabling us to retain the executive officers in the event of a pending, threatened or actual change in control. The provisions are also intended to provide our executive officers with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

Other Benefits

Our executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We do not provide our executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Term life insurance is provided to Ms. Kushner. Such perquisites are disclosed in the “Details Behind All Other Compensation Column” table below.

Other Compensation Practices and Policies

Stock Ownership Guidelines

To further align the interests of our executive officers and directors with the interests of our stockholders, the Board adopted stock ownership guidelines for our executive officers and directors in March 2011. The required stock ownership levels are to be achieved within five years of first appointment or election as an executive officer or director, as applicable. The stock ownership guidelines require (i) each director to own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned in the immediately preceding calendar year, and (ii) each executive officer to own a number of shares of our common stock having a value equal to a multiple of the executive officer’s base salary then in effect, divided by the closing price of the stock, as follows:

Position	Multiple of Base Salary
President and Chief Executive Officer	5 times
Chief Financial Officer and Chief Operating Officer (as applicable)	3 times
All Other Executive Officers	1 times

If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer may have 25% of his or her annual incentive bonus paid solely in shares of our common stock until the executive officer owns the requisite number of shares. If a director fails to satisfy the requirements of the stock ownership guidelines, the director may have 25% of his or her director fees paid solely in shares of our common stock until the director owns the requisite number of shares. The Board has the authority and discretion to administer, interpret, amend or modify the stock ownership guidelines and to make all determinations that may be necessary or advisable in connection therewith (e.g., to take into account market volatility and instances of individual hardship).

Policies on Hedging and Pledging

Under our Policy Statement on Inside Information and Securities Trading (the “Policy”), all “Designated Persons” (as defined in the Policy to include our directors, officers and certain other key employees or representatives), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of “puts” or “calls” or the use of any other derivative instruments. Additionally, under the Policy, Designated Persons (i) may not pledge our securities as collateral for a loan, and (ii) must obtain pre-clearance from a “Securities Trading Administrator” (as defined in the Policy) before engaging in any transaction in our securities.

Clawback Policy

Under our Policy on Recoupment of Incentive Compensation, the Compensation Committee may in its discretion, and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 12-month period following the filing with the SEC of financial statements that are later the subject of a material negative restatement (a “Restatement”), if: (i) the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the Restatement; (ii) the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement; and (iii) a lower payment or award would have been made to the executive officer based upon the restated financial results. In each such instance, the amount required to be returned, repaid or forfeited shall be the amount by which the executive officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated financial results.

In addition, the Compensation Committee may in its discretion, and to the extent legally permitted, require the return or repayment of any profits realized by such executive officer on the sale of our securities received pursuant to any such award granted during such 12-month period following the filing with the SEC of financial statements that are later the subject of such a Restatement, if the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement.

Tax Deductibility of Executive Compensation

Section 162(m) of the IRC (“Section 162(m)”) limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its CEO and the three other most highly compensated employees other than the CFO. An exception to this rule exists for compensation that is “performance-based,” as defined in the IRC. The structure of our executive compensation program has not historically given rise to Section 162(m) concerns. The Compensation Committee recognizes the desirability of preserving the deductibility of payments made to our executive officers and will continue to assess the impact of Section 162(m) on our compensation practices, taking into account other relative factors in its discretion including our net operating losses. However, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executive officers and therefore may, in its discretion, issue compensation to executive officers which is in excess of the amount deductible by reason of Section 162(m) or other provisions of the IRC.

Report of the Compensation Committee of the Board of Directors on 2016 Executive Compensation

This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2016.

Members of the Compensation Committee:
Cary Wood (Chairman)
Terence P. Fox
Persio V. Lisboa
Thomas A. Wagner

2016 Summary Compensation Table

The following table provides information regarding the compensation earned during the last two fiscal years by the following executive officers, whom we collectively refer to as our “named executive officers” or “NEOs” for purposes of this Proxy Statement.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Awards	Compensation	Compensation (2)	Total
Stephanie K. Kushner	2016	$389,527	—	$133,492	—	$514,140	$13,642	$1,050,801
President & Chief	2015	$364,188	—	$166,585	—	$171,586	$35,520	$737,879
Executive Officer; Chief
Financial Officer & Treasurer

David W. Fell	2016	$221,593	—	$31,630	—	$72,727	$2,246	$328,196
Vice President, General	2015	$227,328	—	$31,065	—	$10,172	$3,178	$271,743
Counsel & Secretary

Erik W. Jensen	2016	$209,140	—	$29,262	—	$77,674	$6,002	$322,078
Vice President & Chief Human	2015	$211,923	—	$30,002	—	$—	$8,763	$250,688
Capital Officer

(1)

Represents the aggregate grant date fair value of RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under our Equity Incentive Plan that was in effect at the time of grant, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2016 awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report.

(2)	Please see the “Details Behind All Other Compensation Column” table below, a separate table provided for additional information regarding these amounts.

Details Behind All Other Compensation Column

The following table sets forth details concerning the information in the “All Other Compensation” column in the above 2016 Summary Compensation Table.

	Registrant
	Contributions	Life/
	to Defined	Disability
	Contribution	Insurance
Name	Plans (1)	Premiums (2)	Total
Stephanie K. Kushner	$10,600	$3,042	$13,642
David W. Fell	$1,960	$286	$2,246
Erik W. Jensen	$5,716	$286	$6,002

(1)	Represents the 401(k) plan matching contributions made by us for 2016.

(2)	Represents the contributions by us to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Outstanding Equity Awards at 2016 Year End

The following table includes certain information with respect to the value of all unexercised options to purchase shares of our common stock and unvested shares of restricted stock and RSUs previously awarded to the NEOs as of December 31, 2016.

						Stock Awards
		Option Awards				Stock Awards
		Number of	Number of			Number of	Market
		Securities	Securities			Shares or	Value of Shares or
		Underlying	Underlying			Units of	Units of Stock
		Unexercised	Unexercised	Option	Option	Stock That	That Have
		Options	Options	Exercise	Expiration	Have	Not
Name	Grant Date	Exercisable	Unexercisable	Price	Date	Not Vested (1)	Vested (2)
Stephanie K. Kushner	2/22/2016	—	—	—	—	75,419	$305,070
	2/19/2015	—	—	—	—	20,378	$82,429
	2/20/2014	—	—	—	—	6,831	$27,631
	5/04/2012	34,129	—	$3.39	5/04/2022	—	$—
	3/07/2011	14,910	—	$13.50	3/07/2021	—	—
	3/09/2010	5,323	—	$54.40	3/09/2020	—	—
	7/29/2009	2,500	—	$99.90	7/29/2019	—	—

David W. Fell	2/22/2016	—	—	—	—	17,870	$72,284
	2/19/2015	—	—	—	—	3,800	$15,371
	2/20/2014	—	—	—	—	1,214	$4,911

Erik W. Jensen	2/22/2016	—	—	—	—	16,532	$66,872
	2/19/2015	—	—	—	—	3,670	$14,845
	7/23/2014	—	—	—	—	1,177	$4,761

(1)	These RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

(2)	The market value of shares or units of stock that have not vested reflects a stock price of $4.05, the closing market price of our common stock on December 30, 2016 (the final trading day of 2016).

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreement with CEO and CFO

In connection with the appointment of Ms. Kushner as our President and CEO, we entered into a three-year Second Amended and Restated Employment Agreement with Ms. Kushner dated as of May 20, 2016 (the “Employment Agreement”). The Employment Agreement provides for the following compensation and benefits:

•	An initial annual salary of $418,000, subject to review and adjustment on an annual basis.

•	An annual target cash bonus of up to 150% of Ms. Kushner’s base salary, in the event we achieve certain performance targets.

•	Entitlement to participate in our stock incentive program, with a target annual equity grant equal to 100% of Ms. Kushner’s base salary.

•	A $1.5 million term life insurance policy.

•

If Ms. Kushner’s employment is terminated by us without “Cause” or by Ms. Kushner for “Good Reason” (each as defined in the Employment Agreement) before a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of Ms. Kushner’s then-current base salary, the pro-rata portion of Ms. Kushner’s target bonus earned for the year in which termination of employment occurs based on our actual performance, and 18 months of COBRA premium payments.

•

If Ms. Kushner’s employment is terminated by us or a successor entity without “Cause” or by Ms. Kushner for “Good Reason” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to two years of Ms. Kushner’s then-current base salary, the pro-rata portion of Ms. Kushner’s target bonus earned for the year in which termination of employment occurs based on our actual performance (if determinable), 18 months of COBRA premium payments, and accelerated vesting of unvested options and restricted stock awards.

•	Death and disability benefits, including payment of the portion of Ms. Kushner’s target bonus earned for the year in which the termination occurs.

Ms. Kushner will be subject to 18-month non-solicitation and non-competition covenants following termination of employment, as well as confidentiality obligations.  For additional information regarding the Employment Agreement, please see the full text of the Employment Agreement filed as Exhibit 10.1 to our Current Report on Form 8-K filed on May 24, 2016.

Severance and Non-Competition Agreements

We have severance and non-competition agreements with Messrs. Fell and Jensen, which include 6-month non-competition and non-solicitation obligations following termination of employment and provide for the following compensation and benefits:

•

Upon termination of the NEO’s employment for “Cause” (as defined in the agreement), unpaid but accrued base salary, unpaid benefits and any unpaid bonus earned in accordance with the then applicable bonus plan or program.

•

If the NEO’s employment is terminated by us without “Cause” prior to a change in control and the NEO has been employed by us for at least 12 months prior to the date of termination, severance benefits consisting of a lump-sum payment equal to six months of the NEO’s then-current base salary.

•

If the NEO’s employment is terminated by us or a successor entity without “Cause” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to 12 months of the NEO’s then-current base salary.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2016 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)	(b)	(c)
Number of
securities
remaining
available
for future
	Number of securities	Weighted average	issuances
	to be issued upon	exercise price of	under equity
	exercise of	outstanding	compensation
	outstanding	options,	plans (excluding
	options, warrants	warrants and	securities reflected
Plan Category	and rights (1)	rights (2)	in column (a))
Equity compensation plans approved by security holders	559,614	$6.14	872,518
Total	559,614	$6.14	872,518

(1)

Includes outstanding stock options to purchase shares of our common stock and outstanding restricted stock awards pursuant to the Amended and Restated Broadwind Energy, Inc. 2007 Equity Incentive Plan, the Broadwind Energy, Inc. 2012 Equity Incentive Plan, and the 2015 EIP (collectively, the “Equity Incentive Plans”). Each of the Equity Incentive Plans has been approved by our stockholders.

(2)	RSU awards do not have an exercise price. Accordingly, the outstanding RSU awards have been disregarded for purposes of computing the weighted average exercise price.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Under the Audit Committee’s charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered related party transactions pursuant to Item 404 of Regulation S-K and to assess whether such transactions meet applicable legal requirements. Directors who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, any such transaction must be (a) approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested directors; (b) approved in good faith by a vote of stockholders sufficient for the purpose; or (c) fair to us at the time the transaction is approved or ratified. Additionally, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party’s vote was counted for such purpose, if the material facts as to the related party’s relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to our stockholders entitled to vote thereon.

PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

Pursuant to a recommendation by the Governance/Nominating Committee, the Board has determined that the number of directors for the ensuing year will be set at six (6) and that six (6) directors will be elected at the Annual Meeting. All of the nominees are current members of the Board:  Terence P. Fox, Stephanie K. Kushner, Persio V. Lisboa, David P. Reiland, Thomas A. Wagner and Cary B. Wood.

In the absence of other instructions, each proxy will be voted for each of the nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” each of the nominees to the Board set forth in this Proposal No. 1.

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

Section 14A of the Exchange Act requires us to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers. Accordingly, we are presenting this proposal, commonly known as a “Say-on-Pay” proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement.”

Stockholders are urged to read this Proxy Statement carefully and consider the various factors regarding compensation matters discussed therein.

Our executive compensation philosophy is specifically designed to:

•	Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success; and

•	Align the interests of executives with those of our stockholders by rewarding performance that enhances stockholder value.

The Compensation Committee structures our executive compensation plans and programs in accordance with this philosophy, and the compensation paid to our NEOs reflects this philosophy.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the above resolution.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the non-binding advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement.

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

(Proposal No. 3)

Section 14A of the Exchange Act also requires us to solicit a non-binding advisory vote every six years by our stockholders as to whether a non-binding stockholder advisory vote to approve the compensation of our NEOs (a “Say-on-Pay” vote) should occur every one, two or three years. Accordingly, we are soliciting a stockholder vote on the following resolution:

“RESOLVED, that the highest number of votes cast by the stockholders of the Company for the option set forth below shall be the preferred frequency with which the Company is to hold a non-binding advisory vote on the approval of the compensation of its named executive officers included in the Proxy Statement:

•	annually or

•	every two years or

•	every three years.”

The Board recommends an annual Say-on-Pay Vote for a number of reasons, including the following:

•

An annual Say-on-Pay vote will allow the Board to obtain stockholder input on our executive compensation program on a more consistent basis which aligns more closely with the Board’s objective to engage in regular dialogue with stockholders on corporate governance matters, including our executive compensation philosophy, policies and practices;

•

An annual Say-on-Pay vote provides the highest level of accountability and communication by enabling the Say-on-Pay vote to correspond with the most recent executive compensation information presented in our Proxy Statement;

•

A longer approach may make it more difficult for the Compensation Committee to understand and respond to the voting results because it may be unclear whether the stockholder vote pertains to the most recent executive compensation information presented in our Proxy Statement or to pay practices from prior years; and

•	Holding Say-on-Pay votes annually reflects sound corporate governance principles and is consistent with a majority of institutional investor policies.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of the stockholders and will consider the outcome when determining how often we should submit Say-on-Pay proposals to the stockholders.

Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the option of “Annually.”

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the option of “Annually” as the frequency with which stockholders are provided a non-binding advisory vote on the compensation of our NEOs included in our Proxy Statement.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 4)

Representatives of our independent registered public accounting firm are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Our independent registered public accounting firm provides services in connection with the audit of our financial statements, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting. We engaged KPMG LLP (“KPMG”) as our independent registered public accounting firm for 2015 and RSM US LLP (“RSM”) as our independent registered public accounting firm for 2016.  Please see the discussion below under the heading “Change of Independent Auditors” for more information on this change of auditors.

Audit Fees

The following table sets forth the approximate fees billed by KPMG for 2015 and by RSM for 2016:

	2015	2016
Audit Fees	$688,844	$350,676
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$688,844	$350,676

Audit Fees consist of fees billed for the audit of our year-end financial statements, attendance at Audit Committee meetings and our annual stockholder meetings, review of financial statements included in our Quarterly Reports and our Current Reports, as well as review of correspondence with the SEC and Sarbanes Oxley Section 404 advisory services.

The Audit Committee has considered whether provision of the above audit related services is compatible with maintaining the registered public accounting firm’s independence and has determined that such services are compatible with maintaining the registered public accounting firm’s independence.

Pre-Approval of Audit Fees

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. When assessing requests for pre-approval, the Audit Committee will consider whether the provision of such services is consistent with maintaining the independent auditors’ independence. The Audit Committee pre-approved all audit and permitted non-audit services performed for us in 2015 and 2016.

Change of Independent Auditors

On March 2, 2016, the Audit Committee dismissed KPMG as our independent registered public accounting firm. The reports of KPMG on our financial statements for the fiscal year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2015 and the subsequent interim period through March 2, 2016, there were no (a) “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which  disagreements that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Contemporaneous with the determination to dismiss KPMG, the Audit Committee engaged RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2016. During the fiscal year ended December 31, 2015 and the subsequent interim period through March 2, 2016, neither we nor anyone acting on our behalf had consulted with RSM regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that RSM concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K. We provided both RSM and KPMG with a copy of the disclosures we are making in this Proxy Statement.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the ratification of the appointment of RSM as the independent registered public accounting firm for the Company for 2017.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10 percent stockholders (“Insiders”) are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2016 and during the subsequent period through the date of this Proxy Statement, Insiders have complied with all applicable Section 16(a) reporting requirements, other than two late Form 4 filings for Mr. Fox in connection with the sale of shares on each of August 19, 2016 and November 17, 2016.

Multiple Stockholders Sharing the Same Address—“Householding”

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

At this time, one or more brokers with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804, or you may request a copy by telephone at 708-780-4800. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals

Any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement for the 2018 Annual Meeting must be received by us at our principal executive offices no later than November 14, 2017. Any such proposal must comply with the proxy rules of the SEC and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Also, a stockholder proposal intended to be presented at the 2018 Annual Meeting but not included in our Proxy Statement and proxy must be received by us no earlier than December 28, 2017 and no later than January 27, 2018, provided, however, that in the event that the 2018 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2017 Annual Meeting, such proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2018 Annual Meeting was mailed or public disclosure of the date of the 2018 Annual Meeting was made, whichever first occurs. The persons named as proxies in our proxy for the 2018 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2018 Annual Meeting, without including information about the proposal in our materials. To be properly brought before an Annual Meeting, our Bylaws require that any such proposal state:

•	a brief description of the business to be brought before the Annual Meeting;

•	the name and record address of the stockholder or beneficial owner;

•	the class and number of shares of our capital stock owned by the stockholder or beneficial owner;

•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any shares of our stock (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the Annual Meeting);

•	a description of any interest such stockholder or beneficial owner may have in the business to be brought before the Annual Meeting; and

•	a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the Annual Meeting.

Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: March 14, 2017

Cicero, Illinois

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2017. BROADWIND ENERGY, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of BROADWIND ENERGY, INC. ATTN: CORPORATE SECRETARY 3240 SOUTH CENTRAL AVENUE CICERO, IL 60804 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E16810-P85692 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:February 28, 2017 Date: April 27, 2017Time: 8:00 AM CDT Location: 3240 South Central Avenue Cicero, IL 60804

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E16811-P85692 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTANNUAL REPORT ON FORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: The Board of Directors recommends you vote 1 year on the following proposal: 1a. Terence P. Fox 3. To cast a non-binding advisory vote on the frequency of the Company's "Say-on-Pay" vote. 1b. Stephanie K. Kushner The Board of Directors recommends you vote FOR the following proposal: 1c. Persio V. Lisboa 4. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for 2017. 1d. David P. Reiland 1e. Thomas A. Wagner NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. 1f. Cary B. Wood The Board of Directors recommends you vote FOR the following proposal: 2. To cast a non-binding advisory vote approving the compensation of the Company's named executive officers. E16812-P85692 Voting Items

E16813-P85692